Exhibit 99.1

EON Resources Inc. South Justis Field – June 2025 NYSE American: EONR https://www.EON - R.com/

Presenters and Management Team • Michael J. Porter – Investor Relations • Dante V. Caravaggio – CEO • Mitchell B. Trotter – CFO • Jesse J. Allen – VP of Operations • David M. Smith – General Counsel 2

Acquisition Highlights • Asset purchased on June 20, 2025 • Located in Lea County, New Mexico near our LHO operation • In the Central Basin of the prolific Permian Basin • Purchase price of 1.0 million shares of Class A Common Stock • Estimated $1.2 million in net annual cash flow • Minimal impact to the G&A costs of the Company • Working Interest of 94% and Net Revenue Interest of 82% • South Justis Field (“SJF”) similar to our LHO field and operations • Also, contracted to provide workover rigs for both SJF & LHO field 3

Profile • 5,360 acres with 208 producing wells and injection wells • 108 barrels of oil per day (“BOPD”) from 19 actively producing wells • Original Oil in Place (“OOIP”) was 210 million barrels of oil • 30 million barrels produced to date • PDP net oil of 150 MBBL and PDNP net oil of 361 MBBL • EON believes 15 million barrels of recoverable reserves • Depth of 5,000 to 7,000 feet • Zones in the Glorietta, Blinebry, Tubb, Drinkard and Fusselman 4

South Justis Field – Decline Curve Analysis (PDP & PDNP) 5

History and Development Plans • Initial production in the 1960’s was 6,000 BOPD • Historically has had a low decline rate curve • Produced 250 BOPD before wells went offline with mechanical issues • The 15 million barrels of recoverable reserves to be developed with existing well recompletions and new well drilling. • Plan to reactivate 30 additional wells this year • Expected production with an average of 5 - 10 BOPD per well • Acid treatments on select wells using formula devised at LHO field • Target is to yield field wide production of 250 to 400 BOPD 6

Economics 7 Estimated Cash Flow Impact Current Production Incremental Increase Proforma per Month Gross BOPD 108 100 208 NRI percentage 82% 82% 82% Net BOPD 89 82 171 Net monthly production 2,694 2,494 5,188 Average oil price 70.00$ 70.00$ 70.00$ Oil revenues per month 188,559$ 174,592$ 363,151$ Production taxes (16,028) (14,840) (30,868) DD&A & ARO (no cash impact) n/a n/a n/a LOE (using historical average) (70,000) (70,000) (140,000) Net from operations 102,531 89,751 192,283 Incremental G&A costs minimal minimal minimal Incremental cash flow 102,531$ 89,751$ 192,283$ • Estimated cash flow reflects the current production and historical LOE. • Incremental increase is based on the reactivation of half the targeted 30 wells over next several months • Price is within market range • Reflects long - term potential of EON, plus long - term plans and requirements of the existing wells • Appropriate number of shares for the price per flowing barrel Price per Flowing Barrel Purchase price shares 1,000,000 VWAP average (week) 0.525 Share value at closing 525,000$ Gross BOPD 108 Price per barrel 4,861$ Per barrel at stock price of: Stock price at $0.50 5,000$ Stock price at $1.00 10,000$ Stock price at $2.00 20,000$

Summary • Increases Oil in Place by 20% • Increases acreage in the Permian by 33% • Increases production by 10% • Significant upside • Reactivation of idle wells • Potential drilling in the future • We got a very good deal 8

Questions & Thank You for Attending NYSE American: EONR https://www.EON - R.com/

Technical Data Appendix

South Justis Field – Field Maps (approx. 60 miles S. of Hobbs) 11 Grayburg - Jackson Field in T17S - R31E (~100 miles away)

South Justis Field – Decline Curve Analysis (PDP) 12

South Justis Field – PDP NPV10= $2.940 MM (per Seller) 13 Team Operating analysis PDP as is case @ 46 BOPD and $71.53/ bbl & $3.79/MCF

South Justis Field – PDP NPV10= $2.900 MM (EON Analysis) PDP as is case at 46 BOPD @ $71.53/ bbl & $3.79/MCF 14

South Justis Field – PDP NPV10= $2.294 MM (EON Analysis) 15 PDP as is case at 46 BOPD @ $64.25/ bbl & $3.79/MCF Same as previous slide but reduced oil price from $71.53/ bbl to $64.25/ bbl Previous NPV10 $2.900 MM New NPV10 $2.294 MM

South Justis Field – PDNP NPV10= $7.264 MM (EON Analysis) 16 Previous case but increase oil rate from 46 BOPD to 150 BOPD. New NPV10= $7.264 MM

South Justis Field – PDNP NPV10= $12.107 MM (EON Analysis) 17 New NPV10= $12.107 MM This is a “what if” case getting from 150 bopd to 250 bopd which would be the approximate level as in 1/1/2020

Disclaimer • This presentation of EON Resources Inc . (“EON” or the “Company”) shall not constitute a “solicitation” as defined in Rule 14 a - 1 of the Securities Exchange Act of 1934 , as amended . • This presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product . Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933 , as amended (the “Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501 (a)(1), (2), (3) or (7) under the Act or “qualified institutional buyers” as defined in Rule 144 A under the Act . Accordingly, the Securities must continue to be held unless the Securities are registered under the Act or a subsequent disposition is exempt from the registration requirements of the Act . Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act . The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued . Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time . EON is not making an offer of the Securities in any state where the offer is not permitted . • The information in this presentation may not be complete and may be changed at any time . Before you invest in the Company’s securities, you should read the documents the Company has filed or may file with the SEC for more complete information about the Company . Copies of any such filing may be obtained for free by visiting the SEC website at www . sec . gov . Filings by EON with the SEC may also be viewed through links on the EON website at EON - R . com . • This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice . No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . Accordingly, none of the Company or any of its affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed . • The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X promulgated by the SEC . Accordingly, such information and date may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by EON with the SEC . Certain financial measures in this presentation are not calculated pursuant to U . S . generally accepted accounting principles (“GAAP”) . These non - GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP . There are a number of limitations related to the use of these non - GAAP financial measures as compared to their nearest GAAP equivalents . For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non - GAAP financial measures herein as tools for comparison . • Certain statements contained in this presentation relate to the historical experience of our management team . An investment in the Company is not an investment in any of our management team’s past investments, companies or funds affiliated with them . The historical results of these persons, investments, companies, funds or affiliates is not necessarily indicative of future performance of the Company . • This Presentation may contain estimated or projected financial information, including, without limitation, EON ’s projected revenue, gross operating profit, income before taxes and EBITDA for calendar years 2024 , 2025 , and 2026 . Such estimated or projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “Forward - Looking Statements” below . Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved . T he independent registered public accounting firm of EON did not audit, review, compile, or perform any procedures with respect to the estimates or projections for the purpose of their inclusion in this presentation, and accordingly , did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation . 18

Disclaimer • Forward - Looking Statements • Statements in this presentation which are not statements of historical fact are “forward - looking statements” . Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . All statements other than statements of historical fact included in this presentation are forward - looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks and uncertainties, and may include projections of our future financial performance based on our growth strategies, business plans and anticipated trends in our business . These forward - looking statements, are only predictions based on our current expectations and projections about future events . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance, targets, goals or achievements expressed or implied in the forward - looking statements . These factors include, but are not limited to, those discussed in our Annual Report on Form 10 - K under Item 1 A “Risk Factors,” and also discussed from time to time in our quarterly reports on Form 10 - Q, current reports on Form 8 - K, proxy statements, and other SEC filings including the following : (1) the financial and business performance of the Company, (2) the Company’s abilities to execute its business strategies, (3) the level of production on our properties, (4) overall and regional supply and demand factors, delays, or interruptions of production, (5) competition in the oil and natural gas industry, (6) risks associated with the drilling and operation of crude oil and natural gas wells, including uncertainties with respect to identified drilling locations and estimates of reserves, and (7) the effect of existing and future laws and regulatory actions, including federal and state legislative and regulatory initiatives relating to hydraulic fracturing and environmental matters, including climate change . These forward - looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, the Company at the time this presentation was prepared . Although the Company believes that the assumptions underlying such statements are reasonable, it cannot give assurance that they will be attained . We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . EON undertakes no commitment to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . • In preparing this presentation, the Company has substantially and materially relied on the Evaluations of Certain Oil and Gas Properties ("reserve reports") rendered by William M . Cobb & Associates, Inc . ("Cobb"), an unrelated third party that had previously been engaged and compensated by EON concerning the oil and gas assets owned by EON including, without limitation, the proved reserves and future income as of the date of the Cobb reserve reports, the most recent reflecting values as of December 31 , 2023 . 19